                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)          December 15, 2001

                                  ALBECCA INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          GEORGIA                     333-67975                 39-1389732
(STATE OR OTHER JURISDICTION         (COMMISSION             (I.R.S. EMPLOYER
     OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


     3900 Steve Reynolds Boulevard
           Norcross, Georgia                                       30093
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (770) 279-5210
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
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ITEM 1. CHANGES IN CONTROL OF THE REGISTRANT

(a)      Not applicable.

(b)      Berkshire Hathaway Inc., a Delaware corporation ("Berkshire") and Craig
A. Ponzio ("Mr. Ponzio") entered into an agreement dated as of December 15, 2001 providing for Berkshire to acquire from Mr. Ponzio all of the issued and outstanding capital stock of the registrant, Albecca Inc. ("Albecca"). The consummation of the transaction is subject to regulatory approval under the Hart-Scott-Rodino Antitrust Improvements Act and, to the extent applicable, similar Canadian and European laws, and to other customary conditions. Albecca expects its current management to remain in place, including Mr. Ponzio as Chairman and designer.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ALBECCA INC.



                            /s/ R. Bradley Goodson
                            ----------------------------------------------------
Date: December 21, 2001     By: R. Bradley Goodson
                            Senior Vice President, Finance and
                            Chief Financial Officer